                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) September 17, 1996

                       AT&T Universal Card Funding Corp.
              (Originator of the AT&T Universal Card Master Trust)
                        AT&T Universal Card Master Trust
                   (Issuer of the Asset Backed Certificates)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                                  33-93806                                59-3325080
--------------------                      --------------------                       --------------
 (State or Other                           (Commission File                          (IRS Employer
 Jurisdiction of                           Number)                                   Identification
 Incorporation)                                                                      Number)


 5201 Amelia Earhart Drive, Suite 1001
          Salt Lake City, Utah                                                           84116
--------------------------------------                                                 ---------
(Address of Principal Executive Office)                                                (Zip Code)


Registrant's telephone number, including area code (801) 578-0619


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The Certificateholder Statements for the month ending August 31, 1996 for the AT&T Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1, and
                 Series 1996-2 Certificates were distributed on September 17, 1996.

Item 6.          Not Applicable.

Item 7.          Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, and 20.5.

         Exhibit 20.1             Monthly Servicing Report dated  September 17, 1996 with respect to the
                                  AT&T Universal Card Master Trust Series 1995-1.

         Exhibit 20.2             Monthly Servicing Report dated September 17, 1996 with respect to the AT&T Universal Card Master
                                  Trust Series 1995-2.

         Exhibit 20.3             Monthly Servicing Report dated September 17, 1996 with respect to the AT&T Universal Card Master
                                  Trust Series 1995-3.

         Exhibit 20.4             Monthly Servicing Report dated September 17, 1996 with respect to the AT&T Universal Card Master
                                  Trust Series 1996-1.

         Exhibit 20.5             Monthly Servicing Report dated September 17, 1996 with respect to the AT&T Universal Card Master
                                  Trust Series 1996-2.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AT&T UNIVERSAL FUNDING CORP.



                                        By:    /s/ Robert A. Miller
                                           ---------------------------
                                           Name:   Robert A. Miller
                                           Title:  Assistant Treasurer

                                 EXHIBIT INDEX


Exhibit                                    Description                                                Page
-------                                    -----------                                                ----
20.1                                       Monthly Servicing Report dated
                                           September 17, 1996 with respect to the
                                           AT&T Universal Card Master Trust
                                           Series 1995-1.

20.2                                       Monthly Servicing Report dated
                                           September 17, 1996 with respect to the
                                           AT&T Universal Card Master Trust
                                           Series 1995-2.

20.3                                       Monthly Servicing Report dated
                                           September 17, 1996 with respect to the
                                           AT&T Universal Card Master Trust
                                           Series 1995-3.

20.4                                       Monthly Servicing Report dated
                                           September 17, 1996 with respect to the
                                           AT&T Universal Card Master Trust
                                           Series 1996-1.

20.5                                       Monthly Servicing Report dated
                                           September 17, 1996 with respect to the
                                           AT&T Universal Card Master Trust
                                           Series 1996-2.